John Hancock Funds II
Supplement dated June 26, 2019 to the current Summary Prospectus, as may be supplemented

New Opportunities Fund (the fund)

The following information supplements and supersedes any information to the contrary relating to the fund contained in the current Summary Prospectus.

At an in-person meeting held on June 24-26, 2019, the Board of Trustees of John Hancock Funds II (the Board) approved changes to the fund’s subadvisory arrangements such that GW&K Investment Management, LLC (GW&K) will become the sole subadvisor to the fund, effective on or about August 26, 2019 (the Effective Date). Accordingly, as of the Effective Date, all references to Brandywine Global Investment Management, LLC (Brandywine) and Dimensional Fund Advisors LP (DFA) and their portfolio managers as part of the fund’s portfolio management team are hereby removed from the prospectus. In addition, at the meeting on June 24-26, 2019, the Board also approved a reduction in the Rule 12b-1 fees payable by the fund’s Class A shares effective as of July 1, 2019, and a reduction in the fund’s management fee schedule as of the Effective Date.

1.	In connection with the Board actions described above, the prospectus is hereby amended as follows: As of the Effective Date, the disclosure under “Principal investment strategies” in each of the “Fund summary” and “Fund details” sections will be amended and restated in its entirety as follows:

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small-capitalization U.S. companies. The fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. Small-capitalization companies are those with a market capitalization at the time of purchase of less than $5 billion or otherwise within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small-Cap Total Stock Market Index. Capitalization ranges will change over time. The fund may invest in any economic sector, and at times may emphasize one or more particular sectors.

The fund also may invest in: (a) securities of foreign issuers, including foreign issuers located in emerging markets, either directly through investments in foreign currency-denominated securities traded outside of the U.S. or indirectly through depositary receipts; (b) real estate investment trusts (REITs); (c) initial public offerings (IPOs); and (d) master limited partnerships (MLPs).

The manager utilizes fundamental research and bottom-up stock selection to identify undervalued small cap companies with sustainable earnings growth, and whose management is focused on enhancing value for shareholders. The manager seeks to hold securities for the long term. The manager focuses on quality small-cap companies with sound management and long-term sustainable growth, regardless of style. In selecting companies, the manager looks for firms with the following key attributes:

• Experienced, tenured, high-quality management;§

• Business models that deliver consistent long-term growth;§

• Leading companies in attractive and defensible niche markets;§

• Strong financial characteristics; and§

• Appropriate valuation.§

Various factors may lead the manager to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the manager believes that the security has become overvalued.

The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

2.	As of the Effective Date, the following disclosure will be added following the third paragraph under the heading “Past Performance” in the “Fund summary” section:

Effective August 26, 2019, GW&K became the fund’s sole subadvisor. Between September 27, 2014 and August 26, 2019, the fund was managed by Brandywine Global Investment Management, LLC, Dimensional Fund

Advisors LP, and GW&K Investment Management, LLC (GW&K) pursuant to three separate investment strategies. The performance presented prior to August 26, 2019 should not be attributed to the sole management of the fund by GW&K. The fund’s performance shown below might have differed materially had GW&K solely managed the fund pursuant to its sole investment strategies prior to August 26, 2019.

3.	As of Effective Date, in connection with the fund’s revised principal investment strategies, the fund’s benchmark will change from the Russell 2000 Index to the Russell 2000 Growth Index to better reflect the universe of investment opportunities based on the fund’s revised principal investment strategies.

4.	Effective July 1, 2019, the distribution and service (Rule 12b-1) fees payable by the fund’s Class A shares will be reduced to 0.25%. Accordingly, effective July 1, 2019, all references to the Rule 12b-1 fees payable by the fund’s Class A shares are will be amended to state 0.25%.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.